UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2012

HORIZON TECHNOLOGY FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

312 Farmington Avenue

Farmington, CT 06032

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 676-8654

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5                   Corporate Governance and Management

Item 5.07                   Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

On June 11, 2012, Horizon Technology Finance Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved two proposals. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 24, 2012 (the “Annual Proxy Statement”). As of April 17, 2012, the record date for the Annual Meeting, 7,640,049 shares of common stock were eligible to vote.

Proposal 1. The Company’s stockholders elected three Class II directors of the Company, each of whom will serve until the 2015 Annual Meeting, or until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity. The three directors were elected pursuant to the voting results set forth below:

	For	Withheld	Broker Non-Votes
Gerald A. Michaud	3,660,950	294,477	3,128,313
Edmund V. Mahoney	3,646,695	308,732	3,128,313
Elaine A. Sarsynski	3,646,595	308,832	3,128,313

Proposal 2. The Company’s stockholders ratified the selection of McGladrey & Pullen, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2012, as set forth below:

For	Against	Abstain
7,094,535	16,708	17,497

Special Meeting Results

On June 11, 2012, Horizon Technology Finance Corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on and approved one proposal. The proposal is described in detail in the Company’s definitive proxy statement for the Special Meeting as filed with the Securities and Exchange Commission on May 1, 2012 (the “Special Meeting Proxy Statement”). As of April 17, 2012, the record date for the Special Meeting, 7,640,049 shares of common stock were eligible to vote.

The Company’s stockholders approved a proposal to authorize the Company, with the approval of its Board of Directors, to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings, subject to certain conditions as set forth in the Special Meeting Proxy Statement, (including, without limitation, that the number of shares issued does not exceed 25% of the Company’s then outstanding common stock, at a price below, but no more than 15% below, its then current net asset value.) The Company’s stockholders approved the proposal pursuant to the voting results set forth below:

	For	Against	Abstain	Broker Non-Vote
All Votes Cast	4,017,804	702,461	52,926	N/A

All Votes Cast Excluding Votes Cast by Affiliates	2,268,960	702,461	52,926	N/A

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2012	HORIZON TECHNOLOGY FINANCE CORPORATION
	By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer and Chairman of the Board

3